SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

 Date of Report (date of earliest event reported): July 31, 2009

Commission File No. 0-26669

Can-Cal Resources Ltd.
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(Name of Small Business Issuer in its charter)

Nevada                                   88-0336988
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(State or other jurisdiction of       (I.R.S. Employer Identification No.)
incorporation or organization)

2500 Vista Mar Drive, Las Vegas, NV  89128
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(Address of principal executive offices)

(702) 243-1849
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(Issuer's telephone number)

N/A
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(Former name, former  address  and  former  fiscal  year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On July 31, 2009, Can-Cal Resources Ltd., a Nevada corporation (“Can-Cal”), appointed William J. Hogan, of Calgary, Alberta, Canada, to the Board of Directors (the “Board”).  Mr. Hogan specializes in business development and has a track record of adding shareholder value to his endeavours in both the public and private sectors, with over 33 years experience in the areas of development, operations, fund raising and strategic planning for startup and growth level companies. Mr. Hogan currently holds the position of Vice Chairman, Founder of Vacci-Test Corporation, a Calgary, Alberta developing food safety pathogen testing company.

The Company also announced the appointment of Thompson MacDonald to the Board to serve as Chairman.  Mr. MacDonald has an extensive background in Strategic Communications and Corporate Governance and is a member of the Canada’s Institute of Corporate Directors (ICD.D).  He currently serves on several boards, including Chairman of ENMAX, an Alberta based electricity utility and Chairman of Walton International, an Alberta land assembly and development company.  Mr. MacDonald previously served as Chairman of Vacci-Test Corporation, a Calgary, Alberta developing food safety pathogen testing company.

Concurrent with these appointments, Brian Wolfe and Jim Dacysczn resigned from the Board.  Mr. Wolfe served on the Board since March 22, 1995.  Mr. Dacyscn also joined the Board in May of 1995.  Neither Mr. Wolfe’s nor Mr. Dacysczn’s resignation from the Board occurred in connection with from any disagreement on any matter relating to the Company’s operations, policies or practices, nor regarding the general direction of the Company.

The Board does not expect to name Mr. Hogan or Mr. MacDonald to any committee of the Board at this time. To the extent that any information called for in Item 404(a) of Regulation S-K is required pursuant to this appointment, such information is currently unavailable and will be provided in an amendment to this Form 8-K within four days from when this information becomes available.

Section 8– Other Events

Item 8.01 Other Events

On July 31, 2009, the Company issued a press release regarding the appointment of William J. Hogan, attached as Exhibit 99.4.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits:

EXHIBIT NUMBER	DESCRIPTION	LOCATION
99.4	Press release issued July 31, 2009	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated August 10, 2009

Can-Cal Resources Ltd.

By:	/s/ Ronald D. Sloan
Ronald D. Sloan
Chief Executive Officer